CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

1.     Interpretations......................................................  3
         1.1     Definitions................................................  3
         1.2     Construction of Terms......................................  5
         1.3     Business Days..............................................  6
         1.4     Statutes and Agreements....................................  6
2.     TCS Services.........................................................  6
         2.1     Service Provider...........................................  6
2.2     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION].........................................  7
         2.3     Settlement Agent...........................................  7
         2.4     Covenants with respect to the IDP Service..................  8
3.     Customer Obligations.................................................  9
         3.1     Customer Covenants.........................................  9
4.     Audit................................................................ 12
5.     Term and Termination................................................. 12
         5.1     Initial Term............................................... 12
         5.2     Termination (Non Monetary Default)......................... 13
         5.3     Termination (Monetary Default)............................. 13
         5.4     Termination (Insolvency)................................... 13
         5.5     Effect of Termination...................................... 15
6.       [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION]......................................... 16
6.1     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION]......................................... 16
6.2     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION]......................................... 17
7.     Confidentiality...................................................... 17
8.     Warranties........................................................... 17
9.     Indemnity and Remedies............................................... 18
         9.1     By the Customer or its Agents.............................. 18
         9.2     By TCS..................................................... 19
         9.3     Limitation of Liability.................................... 19
         9.4     Indemnification Notice..................................... 20
10.    Exclusivity.......................................................... 20
11.    Relationship of Parties.............................................. 20
12.     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION]
Binding Effect.............................................................. 20

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

13.    Waiver............................................................... 21
14.    Titles............................................................... 21
15.    General.............................................................. 21
16.    Governing Law........................................................ 22
17.    Notice............................................................... 22

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

AN AGREEMENT made the November 16, 2000 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as "TCS") and

      SECURITY BANCORP INC., a Company incorporated under the laws of Alberta, with registered offices located at Bldg. F, Unit 3 - 5508 1st Street S.E., Calgary, Alberta, Canada, T2H 2W9 (hereinafter referred to as the "Customer").

      WHEREAS TCS is a member of an association known as the "Interac Association";

      AND WHEREAS as a member, TCS is classified as an Indirect Connector;

      AND WHEREAS the Interac Direct Payment service (the "IDP" Service) enables a cardholder who presents an eligible card and enters a valid PIN at the Terminal of another member, on-line, real-time access to such a cardholder's eligible account in order to, among other things, obtain goods and services, in accordance with the procedures and standards established by the Interac regulations;

AND WHEREAS the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a number of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which comply with TCS's list of Certified Point of Sale Terminals (Schedule "A");

AND WHEREAS TCS has been authorized by the Board of Directors of the Interac Association to perform the function [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the IDP Service;

AND WHEREAS TCS has executed an agreement with the Bank of Montreal wherein the Bank of Montreal has agreed [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for TCS;

       AND WHEREAS the Customer has requested TCS, and TCS has agreed, to provide such services as are described herein;

NOW THEREFORE WITNESS that in consideration of the foregoing premises and the mutual covenants and conditions hereinafter set forth and for [CONFIDENTIAL


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of which are hereby acknowledged by TCS and the Customer, TCS and the Customer hereby acknowledge, conform, covenant and agree as follows:

1. Interpretations

1.1 Definitions

      The following terms have the following meanings:

      "Agents" means any entity under contract or agreement with the Customer to provide services to the Customer in the operation of a Customer's Terminal. This would include, without limitation, Terminal vendors, and installation and service providers.

      "Affiliate" means an entity that is affiliated with another entity.

      "Agreement" means this Agreement together with all schedules, exhibits, addenda, attachments and other agreements now and hereafter annexed hereto or incorporated herein by reference as it or they may be amended, supplemented, replaced, re-stated or otherwise modified from time to time.

      "Applicable Laws" means, with respect to any Person, property, transaction, event, or other matter, any law, rule, statute, regulation, order, judgement, decree, treaty or other requirement having the force of law (collectively the "Law") relating or applicable to such Person, property, transaction, event, or other matter. Applicable Law also includes, where appropriate any interpretation of the Law (or any part) by any Person having jurisdiction over it, or charged with its administration or interpretation.

      "Breaching Party" has the meaning attributed to it in Section 5.2.

      "Business Day" means any day on which chartered banks are open to the public for the conduct of business in the province designated by TCS as the address for its registered offices but does not include any Saturday or Sunday or any statutory or civic holiday observed by such institutions in the province of Ontario.

      "Certified Point of Sale Terminal" has the meaning attributed to it in Schedule "A" of this Agreement.

      "Charges" has the meaning ascribed to such term in Section 6.1(i).


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

      "Commencement Date" means the date of execution of this Agreement.

"Confidential Material" means [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

"Connection Service Provider" means TCS as an [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or other such agency under contract to TCS to provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as defined by Interac.

"Customer Account" means the current bank operating account which the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the purposes of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the IDP Service.

"Eligible Point of Sale Terminal" means a Terminal which is a point of sale Terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer, or third party Persons [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with the Customer and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer or any of its Affiliates, which the Customer or any of its Affiliates has advised TCS in writing that such Terminal is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and which meets the requirements and standards described in Schedule "A" attached hereto.

      "Fees" have the meaning ascribed to it in Section 6.1(i).

      "Initial Term" has the meaning attributed to it in Section 5.1.

      "IDP" has the meaning Interac Direct Payment as defined by Interac.

      "IDP Service" has the meaning Interac Direct Payment as defined by Interac.

      "Interac Association" or "Interac" has the meaning attributed to it in the first recital of this Agreement.


                                       5
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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
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      "Installation Service Agent" is an agent under contract or agreement with the Customer who, amongst other things, provides warehousing and pre-production initialization of a Customer's Terminal and who provides production site preparation.

      "Losses" means any and all claims, actions, demands, losses, damages, costs, expenses, liabilities and settlements, including without limitation and legal fees, costs, expenses, disbursements and court costs.

      "Parties" mean the Customer and TCS, collectively and "Party" means either one of them, as the context requires.

      "Person" means any individual, corporation, partnership, joint venture, trustee or trust, government or agency thereof, unincorporated association, or any entity and pronouns have a similar extended meaning.

      "Renewal Term" has the meaning attributed to it in Section 5.1.

"Settlement Agent" means TCS using the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or other such agency under contract to TCS for this purpose, who are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as defined by Interac processed through TCS's Switch.

      "Switch" means the hardware and software operated by TCS for the purposes of connecting a network of IDP Terminals to Interac.

      "Taxes" mean any and all present and future taxes of any kind or nature whatsoever including, without limitation, levies, imports, transfer taxes, stamp taxes, documentary taxes, royalties, duties, value-added taxes (including without limitation all taxes, interest, penalties and fines imposed under Part IX of the Excise Tax Act (Canada) and the regulations made thereunder), sales tax, business transfer taxes, excise taxes, property taxes, government fees and other federal, provincial, regional, municipal or local taxes and all fees deductions, withholdings and restrictions or conditions resulting in a charge imposed, levied, collected, withheld, or assessed by any authority of or within any jurisdiction whatsoever having the power to tax, together with penalties, fines, additions to tax and interest thereon.

      "Term" means the Initial Term together with each Renewal Term, if any.


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
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      "Terminal" means an Eligible Point of Sale Terminal as defined in Section
      1.1 of this Agreement.

      "Terminal Operator" means an Agent responsible for the day to day operation of an Eligible Terminal at the Terminal site.

1.2 Construction of Terms

      In this Agreement, whenever the singular or the plural form is used, the same shall include the plural or the singular as and when required by the context in which such form is used. Words denoting one gender include all genders unless contrary intention is to be inferred from or required by the subject matter or context. References in this Agreement to "hereof', "herein", "hereto" and "hereunder" shall be deemed to refer to this Agreement and shall not be limited to the particular article or section in which such word or words appear, unless a contrary intention is to be inferred from or required by the context. All references herein to Articles or Sections are to the Article or Sections of this Agreement. Unless otherwise stated herein or the context otherwise requires, all dollar amount referred to herein refer to the law currency of Canada.

1.3 Business Days

      In the event that any act is required hereunder to be done, any notice is required hereunder to be given, or any period of time is to expire hereunder on any day that is not a Business Day. Such act shall be required to be done or notice shall be required to be given or time shall expire on the next succeeding Business Day.

1.4 Statutes and Agreements

      Unless otherwise indicated herein, all references in this Agreement to any statute mean such statute as amended, re-enacted or replaced from time to time, and include all regulations promulgated thereunder and all references herein to any agreement mean such agreement as amended, modified, varied, restated, or replaced from time to time with the written agreement of the parties hereto.

2. TCS Services

2.1 Service Provider

(i) The Customer hereby appoints TCS and authorizes TCS to act as the Connection Service Provider to the Customer for the IDP Service and TCS

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

      hereby acknowledges, confirms and agrees to such appointment and authorization by the Customer.

(ii) TCS agrees to connect the Customer's Certified Point of Sale Terminals to the Interac IDP Service and to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the Customer in the IDP Service and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for TCS to act and/or function as the Connection Service Provider to the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at Eligible Point of Sale Terminals, all in accordance with and pursuant and subject to:

             (a) The terms and conditions of this Agreement; and

             (b) The Interac Association Regulations.

2.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

TCS will make available, upon the Customer's written request, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that will be levied to all IDP transactions. At this time, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] MasterCard, VISA or any other non-Interac network transactions. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] during the installation [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] into the TCS Switch. Amending [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Terminal may be permitted subject to the conditions as detailed in Schedule "E" attached hereto.

2.3 Settlement Agent

 (i) The Customer hereby appoints TCS and authorizes TCS to act as the Settlement Agent for the Customer in the IDP Service, and TCS hereby acknowledges, confirms and agrees to such appointment and authorization by the Customer.

(ii) TCS agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
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TCS to act and/or function as, and to represent the Customer as, the Settlement
Agent for the Customer in the IDP Service, all in accordance with and pursuant and subject to:

             (a) The terms and conditions of this Agreement; and

             (b) The Interac Association Regulations.

(iii) TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], for and on behalf of the Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] operated by TCS on behalf of the Customer, and/or its Affiliates. TCS, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Terminal Operator, as defined from time to time by TCS.

In any Business Day TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that have been included in the Customer's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] processed by TCS's Switch. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] will be sent to the Switch by the Terminal Operator using a process applicable to the Terminal and as defined from time to time by TCS.

On any given Business Day, TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], to the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by no later than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following such time as such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] are transferred to TCS by the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] using the means agreed to from

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

time to time by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

2.4 Covenants with respect to the IDP Service

       TCS covenants and agrees that:

      (i) it shall maintain the levels of performance of all elements of all of the Customer's Terminals in accordance with the standards set out in Schedule "D" attached hereto;

      (ii)  it shall comply in all respects with all of:

             (a) the agreements, terms and conditions set forth in this Agreement; and

             (b) the Interac Association Regulations;

      (iii) it shall remain at all times a member in good standing with the Interac Association;

(iv) for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and detailed in Schedule "B" attached hereto, it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for IDP transactions captured by TCS at Terminals [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS on behalf of the Customer;

(v) for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and detailed in Schedule "E" attached hereto, it shall provide a service to:

(a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as set out in Schedule "A" attached hereto, into the Customer's Terminals;

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

(vi) it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] set up specifically for the purpose of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS for and on behalf of the Customer and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer for transactions emanating from Terminals operated by TCS on behalf of the Customer. Further that such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be held separate from other [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] used in the normal operation of TCS's business;

(vii) as mutually agreed between the Parties, it shall put in place processes, which shall ensure that any change to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with respect to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be made only with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Customer and further that TCS agrees that it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer to any other [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] without prior [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or direction from the Customer;

(viii) it shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] defined and mutually agreed to from time to time by TCS and the Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as are defined in Schedule "F" attached hereto;

(ix) it shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which will allow the Customer to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pertaining to their Eligible Terminals in accordance with Schedule "H" attached hereto.


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

3. Customer Obligations

3.1 Customer Covenants

The Customer covenants and agrees:

       (i)  to comply in all respects with all of:

            (a) the agreements, terms and conditions set forth in this Agreement; and

            (b)   the Interac Association Regulations;

(ii) to provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(iii) to provide TCS, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(iv) to deliver and / or transmit to TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] associated with the Customer's Terminals as may be required by TCS in order to function as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Customer in the IDP Service;

(v) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] arising out of this agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]under the laws of Canada;

(vi) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on the Customer's behalf and that TCS shall not, at any time or in any way or in any manner whatsoever, be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(vii) at TCS's request, the Customer agrees to participate in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (as defined by the Interac Association) and

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

further that the Customer agrees to be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] made by the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or other [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under contract to TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(viii) that TCS shall not, at any time or in any way or in any manner whatsoever, be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

(ix) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS's personnel during any on site visits required in the execution of this contract. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be pre-approved in writing by the Customer and shall include, but not be limited to, the following:

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

(x) that the Customer acknowledges that TCS has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS's Switch software and hardware;

(xi) that the Customer will be responsible for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Further that [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] associated with the said communications facilities shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Customer and that TCS shall not, at any time or in any way or in any manner whatsoever, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as mutually agreed to by both Parties, shall be installed in accordance with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for said facilities;


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

(xii) that the Customer will be responsible for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a Terminal at a remote site;

(xiii) to notify TCS that a Terminal is to be disconnected from service no later than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] before the date of the disconnection using the method provided by TCS for this purpose;

(xiv) that the Customer will be responsible for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at the Customer's Terminals during the time they were connected to TCS's IDP service;

(xv) that the Customer guarantees that TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to provide IDP transaction processing services to the Terminal site, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Customer or its agents [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to process IDP transactions from a device at the said Terminal site.

       The Customer shall be in breach of this clause 3.1 (xv) if, without prior written approval from TCS:

o the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Terminal at the site with a terminal performing the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] connected to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] switch provider;

o the Terminal is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the purposes of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

o the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at the Terminal site [CONFIDENTIAL PORTION DELETED AND FILED


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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by connecting this other terminal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

For each and every breach occurring under this Section 3.1 (xv), the Customer agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] effective at the time of the breach. Further that the Customer agrees that TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer or its clients for IDP transactions processed by TCS.

4. Audit

TCS shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] made by TCS to the Customer, to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], during normal business hours, those computer facilities and operations of the Customer which are involved in any part of TCS's Switch. Qualified [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] consultants, as determined by TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], will be employed by TCS for the purpose of any such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Customer shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as a condition of such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], to require any such consultants to execute such form of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as the Customer may reasonably require. The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be the sole responsibility of TCS and any such consultant so employed will be required to create [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS and the Customer.

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

The Customer shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which is generated by the consultants engaged for the purpose of conducting such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5. Term and Termination

5.1 Initial Term

This Agreement shall be effective and shall continue in full force and effect for an initial term (the "Initial Term") of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of and from the Commencement Date, unless and until terminated pursuant to the terms of this Agreement, and shall continue and remain in full force and effect under the same terms and conditions after the Initial Term for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (each such period being a "Renewal Term") unless and until terminated pursuant to the terms of this Agreement or unless either party gives notice to the other party at least [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the expiration of the Initial Term or a subsequent Renewal Term that they wish to terminate this agreement. If such notice is given the effect shall be as described in Section 5.5 of this Agreement.

5.2 Termination (Non Monetary Default)

Except as otherwise set forth in and subject to Section 5.3, if either Party believes, as determined in its sole discretion, that there has been a material breach of this Agreement by the other Party (the "Breaching Party"), such Party ("the Claiming Party") must notify the Breaching Party in writing specifying in reasonable detail the nature of the breach within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of learning of said breach.

In the case of a partial loss of service, the Breaching Party shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days (or longer if the Parties agree) in which to remedy the breach. If such a breach has not been remedied to the satisfaction of the Claiming Party by the end of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

(or such longer remedy period if the Parties agree), the Claiming Party shall have the right to issue formal written notice of termination to the Breaching Party, such termination to take place no sooner than the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Business Day following the expiration of such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or longer period.

In the case of a complete loss of service, whereby none of the Customer's Terminals are able to connect to TCS's Switch, TCS shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (or longer if the Parties agree) in which to restore the TCS Switch to a fully operating service and restore access to the Customer's Terminals. If the TCS Switch is not restored to full service by the end of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (or such longer period if the Parties agree), the Customer shall have the right to issue formal written notice of termination to TCS, such termination to take place immediately on issuing the written notice.

5.3 Termination (Monetary Default)

If either Party should default in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] hereunder and such default is not remedied within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after written notice thereof is given by the non-defaulting Party to the defaulting Party, such non-defaulting Party may, at its option and without further notice, immediately terminate this Agreement without prejudice to any other remedies which it may have by reason of such default.

5.4 Termination (Insolvency)

      If either party shall:

       (i) admit in writing its inability to pay its debts generally as they become due or generally fail or cease to pay its debts generally as they mature or become due; or

       (ii) cease or threaten to cease to carry on its business or commit or threaten to commit any act of bankruptcy; or

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

       (iii) make or agree to make an assignment, disposition or conveyance, whether by sale or otherwise, of all of its assets (or a substantial portion thereof) in bulk; or

(iv) have or suffer a judgement order, decree, execution, writ, warrant, sequestration, extent or any similar process, made, issued, entered and/or enforceable against, or a distress, execution or analogous process levied or enforceable upon all or any substantial part of its property or assets which is not removed stayed, set aside, denied, vacated, or released within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the issuance, entry, levy thereof or after any stay is removed, vacated, denied, or set aside; or

(v) consent to or suffer the appointment of a trustee, trustee in bankruptcy, liquidator, receiver and manager, custodian, curator, sequester or other official with similar powers in respect to all or any substantial part of its property or assets, which appointment is not stayed, removed, set aside, denied, vacated, or released within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the date thereof or after any stay is removed, vacated, denied or set aside; or

      (vi) have any proceeding instituted or commenced against it to adjudicate it as bankrupt or insolvent, or to petition it into bankruptcy, or to seek liquidation, winding up, reorganization or arrangement, relief from or composition of its debts, under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada), Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws; or

      (vii) take any action in respect to its dissolution, winding-up or liquidation, or institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to, approve or authorize the institution of bankruptcy or insolvency proceedings against it, or file any petition or proposal to take advantage of any act of insolvency, or take any action, make any proposal or file or present any petition (or consent to the filing or presentment of any such petition), answer or consent seeking liquidation, winding-up, reorganization, arrangement or relief from or composition of its debts under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada), Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws, or make any assignment in bankruptcy or make any

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

            other assignment for the benefit of creditors, or take any corporate action in furtherance of any of the aforesaid purposes;

      then the other Party shall have the right, subject to the Applicable Laws, to terminate this Agreement immediately and / or take any other reasonable actions it considers necessary or desirable, including without limitation, establishing reserves, withholding payments or funds due or available to or on behalf of such other Party.

5.5 Effect of Termination

(a) During any period after which notice of termination has been given by either Party and prior to the termination of this Agreement, except as otherwise provided herein, each of TCS and the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], unless otherwise prohibited by law.

(b) In the event of the expiration or termination of the Agreement, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to give effect to the expiration or the termination of this Agreement in accordance with any written request of TCS.

(c) In the event of the expiration or termination of the Agreement, TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the expiration or the termination of this Agreement in accordance with any written request of the Customer.

(d) In the event of the expiration or termination of the Agreement all Terminals operated by TCS on behalf of the Customer and/or its affiliates shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

       (e) Notwithstanding the expiration or termination of this Agreement for any reason:

(i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] expiration or termination shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] such expiration or termination;

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

(ii) the provisions of Section 7 and Section 9 shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of this Agreement with respect to events occurring at or prior to such expiration or termination or matters, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or termination.

6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

6.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer

(i) In [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of TCS providing the Customer with IDP Services, the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on a complete or incomplete [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], set forth in Schedule "B" attached hereto (collectively, the "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]") together with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] applicable thereon (the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] applicable thereon being hereinafter collectively referred to as the "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]"); and

(ii) for each Terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and attached to TCS's Switch network as defined in this Agreement, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as set forth in Schedule "E" attached hereto; and

(iii) the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as detailed in Schedule "H" attached hereto, to allow the Customer to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pertaining to their Eligible Terminals; and

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

(iv) a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], set forth in Schedule "G", [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in TCS's switch network.

6.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

(a) The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and TCS to obtain [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or any part thereof [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or any part thereof [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on behalf of the Customer from the completed transactions processed through the Customer's Eligible Point of Sale Terminal connected to TCS's switch.

       If the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer, the Customer will provide TCS, at its sole discretion, with the authority to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer.

      (b) The determination of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS in accordance with Schedule "B" annexed hereto shall, in the absence of manifest error, constitute evidence of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and such determination by TCS shall be binding upon the Customer.

      (a) If the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any nature [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

            AND EXCHANGE COMMISSION] by it hereunder on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] therefor, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the same [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] before and after [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], until actual [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

7. Confidentiality

            (i) Except as otherwise provided in this Agreement, TCS and the Customer shall treat the Confidential Material of the other as confidential; exercise at least the same degree of care and discretion with respect to the Confidential Material of the other as it exercises in protecting its own Confidential Material; not disclose or otherwise make available any of the Confidential Material of the other to third parties; not copy any of the Confidential Material of the other without the prior written consent of the other; and instruct its personnel who may gain access to the Confidential Material of the other to observe these restrictions.

            (ii) TCS agrees that it shall not, at any time disclose the nature of its business relationship with the Customer to third parties or use the Customer's name in any advertising copy or any promotional materials or messages, without the Customer's prior written consent.

            (iii) This Section 7 does not apply to any information that is in the public domain through no breach of confidence by TCS or the Customer and to information that is available to one party from some source other than the party without a breach of confidence with the other party or is independently developed by the other Party.

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

8. Warranties

       TCS hereby represents and warrants to the Customer as follows:

       (a) TCS has the right and the requisite power and authority, corporate and otherwise, to perform its obligations under this Agreement in accordance with the provisions of this Agreement;

       (b)  TCS is a Member in good standing of the Interac Association;

       (c) at TCS's sole discretion, it has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the IDP Service; and

       (d) TCS is in compliance in all material respects with the Interac Association Regulations.

9. Indemnity and Remedies

9.1 By the Customer or its Agents

      Subject to Section 9.3, the Customer or its Agents shall indemnify and hold TCS, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of:

             (i) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Customer or of officers, directors, employees, Agents, legal counsel and other representatives in the performance of any of the duties and obligations of the Customer under this Agreement or otherwise;

             (ii) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION], the Customer or its Agents contained in this Agreement;

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CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

             (iii) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE COMMISSION] by the Customer or its Agents under, or any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer of, any agreement, covenant, term or provision of this Agreement; and

             (iv) the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.1(i). 9.1(ii) or 9.1 (iii).

9.2 By TCS

       Subject to Section 9.3, TCS shall indemnify and hold the Customer, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of:

             (i) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of TCS or of its officers, directors, employees, agents, legal counsel and other representatives in the performance of any of the duties and obligations of TCS under this Agreement or otherwise;

             (ii) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION] TCS or its agents contained in this Agreement;

            (iii) any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION] by TCS or its agents under, or any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS of, any agreement, covenant, term or provision of this Agreement; and

            (iv) the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

                  COMMISSION] of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.2(i). 9.2(ii) or 9.2(iii).

9.3 Limitation of Liability

      In no event shall:

      (i) Either Party be liable to the other, or in any way or in any manner whatsoever, for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], including but not limited to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (ii) TCS be liable for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] caused by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or its members.

      (iii) TCS be liable for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] caused by a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Terminal connected to TCS's Switch.

9.4 Indemnification Notice

      Each Party shall promptly notify the other Party of any claim, demand, suit, action or threat of suit or action of which the Party becomes aware (except with respect to a threat of suit or action either Party might institute against the other Party) which may give rise to a right of indemnification pursuant to this Agreement. The indemnifying Party will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof and, if the indemnifying Party elects, to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof with counsel satisfactory to the indemnified Party. In any case, the indemnifying Party and the indemnified Party shall cooperate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the [CONFIDENTIAL PORTION

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

      DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any such claim, demand, suit or proceeding.

10. Exclusivity

      (a) This Agreement and the rights granted hereunder by the Customer to TCS are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Nothing in this Agreement shall prevent the Customer from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] any other Person to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to any of the TCS Switch [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (b) This Agreement and the rights granted hereunder by TCS to the Customer are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Nothing in this Agreement shall prevent TCS from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to other Person [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] set forth herein.

11. Relationship of Parties

      Except as expressly provided in the Agreement, nothing contained in this Agreement shall be deemed or construed by the Parties, or any other third party, to create the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] it being understood and agreed that neither the method of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] nor any other provision contained herein shall be deemed to create [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] between the Parties other than the relationship of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] contracting for services. Except as expressly provided in the Agreement, neither Party has, nor hold itself out as having, [CONFIDENTIAL

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
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      PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
      COMMISSION].

12. Non-Assignability; Binding Effect

      (a) This Agreement and the rights, benefits, interests and obligations hereunder are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer, directly or indirectly, either voluntary or by operation of law, without prior written consent of TCS, which consent of TCS may not be unreasonably withheld. No consent of TCS to any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall have the effect of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this Agreement. (b) This Agreement and the rights, benefits, interests and obligations hereunder are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS, directly or indirectly, either voluntary or by operation of law, without prior written consent of the Customer, which consent of the Customer may not be unreasonably withheld. No consent of the Customer to any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall have the effect of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this Agreement. (c) This Agreement is entered into solely for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and, except as contemplated by this Section 12, shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon any Person not a party to this Agreement. This

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

            Agreement shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] provided that the terms of Section 12 have been met. This Agreement shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

13. Waiver

      Failure to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] hereunder, irrespective of the length of time for which such failure continues, shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a waiver of those or any other rights.

14. Titles

      Titles or captions contained in this Agreement are inserted only for convenient reference, and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

15. General

      Notwithstanding anything herein, the Customer shall be entitled [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this Agreement to a subsidiary or Affiliate of the Customer provided that such subsidiary or Affiliate shall agree in writing to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      Time is of the essence of this Agreement. Any extension of time granted shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the foregoing provision. This Agreement constitutes the entire Agreement between the parties on its subject matter and supersedes all prior written or oral agreements between the parties; may not be assigned by either party without the prior written consent of the other; shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and shall be exclusively governed by the laws of the province of Ontario.

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

16. Governing Law

      This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of Ontario, Canada in force therein.

17. Notice

      Save for routine operational matters, which do not materially affect the terms and conditions of this Agreement, all notices, documents or other communications required or permitted by the Agreement to be given to a Party (collectively the "Notice") shall be in writing and sufficiently given if delivered personally or by courier or if sent by prepaid registered or certified mail (return receipt requested) or if transmitted by facsimile which provides a receipt to such Party:

       (i)   in the case of notice to TCS:
             TCS (Canada) Limited,
             Oakville Corporate Centre,
             Suite 202,
             700 Dorval Drive,
             Oakville, Ontario,
             Canada, L6K 3V3
             Attention: President
             Facsimile: 905 849 1396

      (ii)   in the case of notice to the Customer:
             Attention: Security Bancorp Inc.
                      Bldg. F, Unit 3
                      5508 1st Street S.E.,
                      Calgary, Alberta
                      Canada, T2H 2W9
             Facsimile: 403-319-0240

      Notices delivered personally or by courier shall be deemed to have been received on the date of delivery. Notices delivered by pre-paid registered or certified mail shall be deemed to have been received on the third Business Day after mailing, Notices delivered by facsimile shall be deemed to have been received on the next Business Day after transmission.

TCS (CANADA) LIMITED                    SECURITY BANCORP INC.

Date:                                  Date:
        ------------------                    -------------------
Signed:                                Signed:
        ------------------                    -------------------
Name:    Mike Kelso                    Name:
        ------------------                    -------------------
Title:   Vice President                Title:
        ------------------                    -------------------

CONNECTION SERVICES AGREEMENT                                       No: SBCIDP01
================================================================================

Schedule "A"
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] As at November 1, 2000

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "B"
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "C" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "D" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "E" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "F" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "G" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Schedule "H" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]